SUPPLEMENT DATED DECEMBER 11, 2025 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
INVESCO GLOBAL REAL ESTATE FUND
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
At a meeting held on December 8-10, 2025, the Board of Trustees of Invesco Global Real Estate Fund (the “Target Fund”), a series of AIM Investment Securities Funds (Invesco Investment Securities Funds), unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all or substantially all its assets and liabilities to Invesco Global Real Estate Income Fund (the “Acquiring Fund”), a series of AIM Counselor Series Trust (Invesco Counselor Series Trust), in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders.
The reorganization is expected to be consummated on or about June 5, 2026 (unless otherwise agreed by the parties to account for any delay for any reason). Upon the closing of the reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.
An Information Statement/Prospectus will be sent to shareholders of the Target Fund, which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement. The reorganization does not require shareholder approval.
It is currently anticipated that the Target Fund will close to new investors approximately two business days prior to the closing date of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. All investors who are invested in the Target Fund as of the date on which the Target Fund closes to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. The Acquiring Fund will remain open for purchase during this period.
In connection with the reorganization, the Board of Trustees approved the following change to the Target Fund, as specified below, which change will be effective immediately prior to, and contingent upon, the closing of the reorganization:
1. The following information is added as a third paragraph to fundamental restriction (6) under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Fund Policies – Fundamental Restrictions” in the SAI for the Target Fund:
Notwithstanding the above restriction, Invesco Global Real Estate Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
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